                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                     /s/ Alfred R. Glancy III
                                                     --------------------------
                                                         Alfred R. Glancy III

                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                     /s/ William K. McCrackin
                                                     --------------------------
                                                         William K. McCrackin

                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III and Daniel L. Schiffer, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                     /s/ Patrick Zurlinden
                                                     --------------------------
                                                         Patrick Zurlinden

                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                      /s/ Stephen E. Ewing
                                                     --------------------------
                                                          Stephen E. Ewing

                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                       /s/ Roger Fridholm
                                                     --------------------------
                                                           Roger Fridholm

                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                      /s/ Frank M. Hennessey
                                                     --------------------------
                                                          Frank M. Hennessey

                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                     /s/ Thomas H. Jeffs II
                                                     --------------------------
                                                         Thomas H. Jeffs II

                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                      /s/ Arthur L. Johnson
                                                     --------------------------
                                                          Arthur L. Johnson

                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                        /s/ Dale A. Johnson
                                                     --------------------------
                                                            Dale A. Johnson

                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                     /s/ Helen O. Petrauskas
                                                     --------------------------
                                                         Helen O. Petrauskas

                                                                    EXHIBIT 24-1


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $200,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 27th day of April, 1995.




                                                        /s/ Howard F. Sims
                                                     --------------------------
                                                            Howard F. Sims